                                                              SEMI-ANNUAL REPORT

                                                               DECEMBER 31, 2002

                                                            MUNDER @VANTAGE FUND


                                                          ---------------------------
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                                                          electronically. Sign up
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                                                          EDELIVERY
                                                          ---------------------------

[MUNDER FUNDS LOGO]

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW MUNDER FUND SHAREHOLDERS:

   During the past six months, we saw a continuation of the difficult environment for stock investors that has persisted since the spring of 2000. From June 30 through December 31, 2002, the S&P 500 generated a return of -10.30%. The only good news was that the period ended on a strong note, with the third quarter S&P 500 return of -17.28% followed by an 8.43% return for the fourth quarter.

   The double-digit negative return for the stock market during the third quarter is not difficult to understand. The market was depressed, in large part, by a wicked brew of uncertainty and fear. There were concerns about the pace of economic growth, corporate accounting scandals, the prospect for war with Iraq and lingering concerns about terrorism. The uncertainty and fear were fueled by prior stock losses and an unusually volatile market. During the third quarter, the S&P 500 rose or fell by 1% or more on 69% of the trading days, and by 2% or more on 41% of the trading days. You have to go back to the 1930s to find a more volatile period. This volatility feeds the negative psychology, which simply creates more volatility. It becomes a vicious circle.

   In the technology sector of the economy, spending stabilized but did not exhibit sustained growth. Companies continued to cut back on all capital expenditures, including technology, in order to improve earnings. Renewed spending on technology should finally occur when earnings growth turns positive and corporations' profitability improves. We believe the first technology companies to benefit are likely to be those that are focused on products and services that enable corporations to cut costs and leverage their other resources. In our view, these products and services include technology that allows companies to manage their networks more efficiently, reduce network bottlenecks and downtime, and enhance the security of their technology infrastructure.

   In the Internet sector, the environment was more positive over the past six months than for technology stocks in general. While the Goldman Sachs Technology Composite fell by 10.88% for the six months ending December 31, benchmarks focused on the Internet sector, such as the Morgan Stanley Internet Index, generated positive returns for that same period. The number of users and the average time that a user spent online continued to increase. In addition, strong online holiday spending had a positive impact on stock prices in the sector.

   When we purchase a stock in any of our equity portfolios, including our technology mutual funds, we remain focused on the fact that we are actually investing in a business. We look for companies that have good earnings growth potential, strong fundamentals and sound prospects. If the corporate sector continues to show signs of improvement, we anticipate that these are the companies that should generate competitive long-term performance. Even in these unsettling days for stock investors, we believe there are attractive opportunities in the technology and Internet-related market place. We endeavor to take advantage of them on behalf of our shareholders.

   On the following pages, you will find information and commentary on the relative and absolute performance of the Fund covered in this semi-annual report. If you have any questions about your current investments or any of the Munder Funds, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our Web site at www.munder.com. Thank you for your confidence in The Munder Funds. We value the opportunity to work with you toward meeting your investment objectives.

   Very Truly Yours,

   /s/ James C. Robinson

   James C. Robinson, President

   The Munder Funds

TABLE OF
   CONTENTS
--------------------------------------------------------------------------------

                  II         Management's Discussion of Fund Performance

                  1          Portfolio of Investments
                  6          Statement of Assets and Liabilities
                  7          Statement of Operations
                  8          Statements of Changes in Net Assets
                  9          Financial Highlights
                  11         Notes to Financial Statements

--------------------------------------------------------------------------------
MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND
ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD,
OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

MANAGEMENT'S DISCUSSION OF
   FUND PERFORMANCE
--------------------------------------------------------------------------------

THE RETURNS FOR THE FUND DO NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR UPON REDEMPTION OF FUND SHARES. PLEASE NOTE THAT ANY INDEX AGAINST WHICH THE FUND IS COMPARED IS NOT AN ACTUAL FUND AND NO EXPENSES ARE NETTED AGAINST ITS RETURNS. YOU CANNOT INVEST DIRECTLY IN AN INDEX. THE RETURNS FOR THE FUND ARE REPORTED AFTER THE DEDUCTION OF ALL EXPENSES.

FUND MANAGERS: The Munder @Vantage Fund Team

   The Fund generated a return of -10.09% for the six months ending December 31, compared to the 1.16% return for the Inter@ctive Week Internet Index and the 4.21% return for the Morgan Stanley Internet Index.

   Part of the Fund's underperformance during the six-month period ending December 31 was due to the cash held in the Fund. The cash position will be used to meet calls for previously committed capital and to take advantage of private equity opportunities as they arise.

   In the publicly traded segment of the Fund, the communications equipment sector had the most negative impact on returns. Redback Networks, a provider of advanced networking systems, was the largest detractor from performance. Brocade Communications Systems, Inc. (0.1% of the Fund), also held back returns in this sector. Brocade provides storage area networking infrastructure solutions.

   Other factors holding back performance during the quarter were holdings related to semiconductor equipment and products (1.4% of the Fund and not represented in the Morgan Stanley Internet Index) and stock selection in the internet software and services sector. In that sector, an underweight of CNET Networks, Inc. (3.0% of the Fund) and an overweight of Digital Insight Corporation (2.3% of the Fund) had a negative impact on returns. Digital Insight, a provider of internet banking services to banks, credit unions and savings and loan associations, struggled during the last half of the year.

   As of December 31, the private equity component of the Fund represented 14.6% of the Fund's assets. Indirect venture capital investments represented 11.6% of these private equity investments. Our venture capital partners have called approximately 42% of our total committed capital, leaving ample funds available for additional investments at what we believe are attractive valuation levels. The largest indirect investment holding is a limited partnership interest in TechFarm Ventures, L.P., a 4.6% holding in the Fund. TechFarm is an early stage venture capital fund that has investments in ten different start-up companies in the information technology industry.

   The direct private equity component of the Fund represented 3.1% of Fund assets. While each of our direct private investment companies faces a difficult selling and funding environment, we are hopeful that they will continue their progress toward meeting their goals. Given the economic slowdown and the rising geopolitical tensions, the flow of suitable new direct private equity investments remains slow. Conditions are not expected to improve until we see a higher rate of consolidation activity among existing companies, the emergence of enterprising new companies, and an easing of international political tensions that should enable more companies to seek additional capital through private and public financing.

MUNDER @VANTAGE FUND
   Portfolio of Investments, December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS -- 71.3%
   BANKS -- 2.1%
    50,300      NetBank, Inc.+                                         $   486,904
                                                                       -----------
   COMMERCIAL SERVICES & SUPPLIES -- 1.3%
     1,700      Apollo Group, Inc., University of Phoenix Online+           60,928
    71,500      DiamondCluster International, Inc.+                        224,510
                                                                       -----------
                                                                           285,438
                                                                       -----------
   COMMUNICATIONS EQUIPMENT -- 7.8%
   296,100      Alvarion Ltd.+                                             553,707
     5,600      Brocade Communications Systems, Inc.+                       23,184
     7,000      Finisar Corporation+                                         6,650
    21,200      InterDigital Communications Corporation+                   308,672
     4,500      Netscreen Technologies, Inc.+                               75,780
    41,100      UTStarcom, Inc.+                                           815,013
                                                                       -----------
                                                                         1,783,006
                                                                       -----------
   DIVERSIFIED FINANCIALS -- 4.5%
   209,400      E*TRADE Group, Inc.+                                     1,017,684
                                                                       -----------
   INTERNET & CATALOG RETAIL -- 6.1%
    70,800      1-800-FLOWERS.COM, Inc.+                                   442,500
     8,000      Amazon.com, Inc.+                                          151,120
     6,800      eBay, Inc.+                                                461,176
    14,200      USA Networks, Inc.+                                        325,464
                                                                       -----------
                                                                         1,380,260
                                                                       -----------
   INTERNET SOFTWARE & SERVICES -- 42.4%
   253,700      CNET Networks, Inc.+                                       687,527
    61,400      Digital Insight Corporation+                               533,566
     9,300      Digital River, Inc.+                                       111,135
   236,200      DoubleClick, Inc.+                                       1,336,892
    15,600      Expedia, Inc., Class A+                                  1,044,111
    29,620      Infospace, Inc.+                                           250,259
    25,900      Internet Security Systems, Inc.+                           474,747
   206,100      Multex.com, Inc.+                                          865,620
    56,000      Overture Services, Inc.+                                 1,529,360
   268,800      SportsLine.com, Inc.+                                      268,800
    29,200      The TriZetto Group, Inc.+                                  179,288
    22,800      VeriSign, Inc.+                                            182,856
    13,300      WebEx Communications, Inc.+                                199,500
    38,500      webMethods, Inc.+                                          316,470

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Portfolio of Investments, December 31, 2002 (continued)
--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
COMMON STOCKS (CONTINUED)
   INTERNET SOFTWARE & SERVICES (CONTINUED)
    16,700      Websense, Inc.+                                        $   356,729
    80,700      Yahoo!, Inc.+                                            1,319,445
                                                                       -----------
                                                                         9,656,305
                                                                       -----------
   MEDIA -- 4.6%
    13,000      Getty Images, Inc.+                                        397,150
    57,400      TMP Worldwide, Inc.+                                       649,194
                                                                       -----------
                                                                         1,046,344
                                                                       -----------
   SEMICONDUCTOR EQUIPMENT & PRODUCTS -- 1.4%
   125,000      LogicVision, Inc.+                                         268,750
     3,200      Marvell Technology Group Ltd.+                              60,352
                                                                       -----------
                                                                           329,102
                                                                       -----------
   SOFTWARE -- 1.1%
    10,000      Nassda Corporation+                                        112,200
     4,400      Precise Software Solutions Ltd.+                            72,644
     4,800      Veritas Software Corporation+                               74,976
                                                                       -----------
                                                                           259,820
                                                                       -----------
TOTAL COMMON STOCKS
   (Cost $30,460,346)                                                   16,244,863
                                                                       -----------
LIMITED PARTNERSHIPS -- 11.6%
   INFORMATION TECHNOLOGY -- 11.6%
   775,000      CenterPoint Ventures III+, *                               512,093
   850,000      NEA X Ltd.+, *                                             675,540
 1,500,000      Tech Farm Ventures L.P.+, *                              1,048,693
   380,000      Telesoft II+, *                                            200,909
   341,174      Trident Capital Fund V, L.P.+, *                           215,549
                                                                       -----------
TOTAL LIMITED PARTNERSHIPS
   (Cost $3,795,617)                                                     2,652,784
                                                                       -----------
PREFERRED STOCKS -- 3.1%
   COMMUNICATIONS EQUIPMENT -- 2.2%
   830,213      Catena Networks, Inc.+, *                                  498,128
                                                                       -----------
   COMPUTERS & PERIPHERALS -- 0.9%
   444,444      Alacritech Information+, *                                 203,163
                                                                       -----------

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

SHARES                                                                       VALUE
----------------------------------------------------------------------------------
   SOFTWARE -- 0.0%
   221,893      See Commerce+, *                                       $         0
                                                                       -----------
TOTAL PREFERRED STOCKS
   (Cost $3,499,995)                                                       701,291
                                                                       -----------
WARRANTS -- 0.1%
   (Cost $6,948)
   INTERNET SOFTWARE & SERVICES -- 0.1%
       422      Expedia, Inc., expires 2/4/09                               15,116
                                                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 14.6%
   (Cost $3,319,000)
$3,319,000      Agreement with State Street Bank and Trust Company,
                  1.000% dated 12/31/2002, to be repurchased at
                  $3,319,184 on 01/02/2003, collateralized by
                  $2,380,000 U.S. Treasury Bond,
                  8.125% maturing 05/15/2021
                  (value $3,388,477)                                     3,319,000
                                                                       -----------

TOTAL INVESTMENTS
   (Cost $41,081,906)                                     100.7%         22,933,054
                                                          -----         -----------
OTHER ASSETS AND LIABILITIES (NET)                         (0.7)           (161,616)
                                                          -----         -----------
NET ASSETS                                                100.0%        $22,771,438
                                                          =====         ===========

------------

* Restricted security, that is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. The Munder @Vantage Fund may not invest more than 40% of its net assets in illiquid securities including restricted securities and does not have the right to demand that such securities be registered. At December 31, 2002, these securities represent 14.7% of net assets.

  SECURITY                                        ACQUISITION DATE         ACQUISITION COST
  -----------------------------------------------------------------------------------------
  Alacritech Information                            12/13/2001                $1,000,000
  Catena Networks, Inc.                             01/18/2002                 1,000,000
  CenterPoint Ventures III                          03/07/2001                   187,000
                                                    07/20/2001                   187,500
                                                    10/15/2001                   187,500
                                                    07/16/2002                   126,325
                                                    11/04/2002                    87,500

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Portfolio of Investments, December 31, 2002 (continued)
--------------------------------------------------------------------------------

  SECURITY                                        ACQUISITION DATE         ACQUISITION COST
  -----------------------------------------------------------------------------------------
  NEA X Ltd.                                        10/26/2000                $  189,916
                                                    01/04/2001                    94,958
                                                    07/27/2001                    47,479
                                                    09/26/2001                    94,958
                                                    11/16/2002                    99,145
                                                    04/23/2002                    99,145
                                                    07/12/2002                    99,145
                                                    11/12/2002                    99,144
  See Commerce                                      04/05/2001                 1,499,997
  Tech Farm Ventures L.P.                           12/19/2000                   250,000
                                                    04/25/2001                   250,000
                                                    07/27/2001                   250,000
                                                    10/25/2001                   250,000
                                                    05/20/2002                   250,000
                                                    08/27/2002                   250,000
  Telesoft II                                       03/16/2001                   274,228
                                                    12/11/2002                    80,000
  Trident Capital Fund V, L.P.                      10/18/2000                   200,000
                                                    06/26/2002                    70,587
                                                    11/08/2002                    70,587

 + Non-income producing security

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

MUNDER @VANTAGE FUND
   Statement of Assets and Liabilities, December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

ASSETS:
Investments, at value
  See accompanying schedule:
    Securities..............................................  $  19,614,054
    Repurchase agreement....................................      3,319,000
                                                              -------------
Total Investments...........................................     22,933,054
Cash........................................................            485
Interest receivable.........................................             92
Receivable from Investment Advisor..........................         14,458
Prepaid expenses and other assets...........................            968
                                                              -------------
      Total assets..........................................     22,949,057
                                                              -------------
LIABILITIES:
Payable for investment securities purchased.................          4,869
Investment advisory fees payable............................         40,138
Transfer agency/record keeping fees payable.................         35,902
Trustees' fees and expenses payable.........................         30,610
Shareholder servicing fees payable..........................         10,224
Custody fees payable........................................          2,687
Administration fees payable.................................          2,401
Accrued expenses and other payables.........................         50,788
                                                              -------------
      Total Liabilities.....................................        177,619
                                                              -------------
NET ASSETS..................................................  $  22,771,438
                                                              =============
Investments, at cost........................................  $  41,081,906
                                                              =============
NET ASSETS CONSIST OF:
Accumulated net investment loss.............................       (326,567)
Accumulated net realized loss on investments sold...........   (108,165,306)
Net unrealized depreciation of investments..................    (18,148,852)
Par value...................................................         47,334
Paid-in capital in excess of par value......................    149,364,829
                                                              -------------
Total Net Assets............................................  $  22,771,438
                                                              =============
NET ASSET VALUE
  ($22,771,438 / 4,733,370 shares of common stock
    outstanding)............................................  $        4.81
                                                              =============

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Statement of Operations, Period Ended December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $     39,787
                                                              ------------
EXPENSES:
Investment advisory fees....................................       240,716
Transfer agency/record keeping fees.........................        81,023
Shareholder servicing fees..................................        60,179
Legal and audit fees........................................        23,867
Administration fees.........................................        16,104
Trustees' fees and expenses.................................        14,542
Custody fees................................................         8,360
Other.......................................................        13,270
                                                              ------------
      Total Expenses........................................       458,061
Fees waived and/or expenses reimbursed by investment
  advisor...................................................       (96,986)
                                                              ------------
Net Expenses................................................       361,075
                                                              ------------
NET INVESTMENT LOSS.........................................      (321,288)
                                                              ------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized loss from security transactions................   (12,657,203)
Net change in unrealized appreciation/(depreciation) of
  securities................................................     9,983,792
                                                              ------------
Net realized and unrealized loss on investments.............    (2,673,411)
                                                              ------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $ (2,994,699)
                                                              ============

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND
   Statements of Changes in Net Assets
--------------------------------------------------------------------------------

                                                        PERIOD ENDED
                                                   DECEMBER 31, 2002       YEAR ENDED
                                                         (UNAUDITED)    JUNE 30, 2002
                                                   ----------------------------------
FROM OPERATIONS:
Net investment loss..............................    $      (321,288)   $   (897,747)
Net realized loss on investments sold............        (12,657,203)    (23,976,836)
Net change in unrealized
  appreciation/(depreciation) of investments.....          9,983,792      (7,645,160)
                                                     ---------------    ------------
Net decrease in net assets resulting from
  operations.....................................         (2,994,699)    (32,519,743)
Net decrease in net assets from Fund share
  transactions...................................         (3,016,556)    (10,322,490)
                                                     ---------------    ------------
Net decrease in net assets.......................         (6,011,255)    (42,842,233)
NET ASSETS:
Beginning of period..............................         28,782,693      71,624,926
                                                     ---------------    ------------
End of period....................................    $    22,771,438    $ 28,782,693
                                                     ===============    ============
Accumulated net investment loss..................    $      (326,567)   $     (5,279)
                                                     ===============    ============
CAPITAL STOCK ACTIVITY:
AMOUNT
Redeemed.........................................    $    (3,016,556)   $(10,322,490)
                                                     ---------------    ------------
Net decrease.....................................    $    (3,016,556)   $(10,322,490)
                                                     ===============    ============
SHARES
Redeemed.........................................           (643,518)     (1,345,488)
                                                     ---------------    ------------
Net decrease.....................................           (643,518)     (1,345,488)
                                                     ===============    ============

                       See Notes to Financial Statements.

MUNDER @VANTAGE FUND(A)
   Financial Highlights, For a Share Outstanding Throughout Each Period
--------------------------------------------------------------------------------

                                                             PERIOD ENDED         YEAR     PERIOD
                                                                 12/31/02        ENDED      ENDED
                                                              (UNAUDITED)      6/30/02    6/30/01
                                                             ------------------------------------
Net asset value, beginning of period........................   $  5.35         $ 10.65    $ 24.00
                                                               -------         -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................     (0.07)          (0.17)     (0.11)
Net realized and unrealized loss on investments.............     (0.47)          (5.13)    (13.15)
                                                               -------         -------    -------
Total from investment operations............................     (0.54)          (5.30)    (13.26)
                                                               -------         -------    -------
DECREASE FROM INVESTMENT OPERATIONS:
Offering Costs..............................................        --              --      (0.09)
                                                               -------         -------    -------
Net decrease in net asset value.............................     (0.54)          (5.30)    (13.35)
                                                               -------         -------    -------
Net asset value, end of period..............................   $  4.81         $  5.35    $ 10.65
                                                               =======         =======    =======
TOTAL RETURN(B).............................................    (10.09)%        (49.77)%   (55.63)%
                                                               =======         =======    =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................   $22,771         $28,783    $71,625
Ratio of operating expenses to average net assets...........      3.00%(c)        3.00%      3.00%(c)
Ratio of net investment loss to average net assets..........     (2.67)%(c)      (2.06)%    (1.03)%(c)
Portfolio turnover rate.....................................        23%             60%        95%
Ratio of operating expenses to average net assets without
 expense waivers and/or reimbursements......................      3.81%(c)        3.40%      3.15%(c)

------------

(a) The Munder @Vantage Fund commenced operations on October 17, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

MUNDER @VANTAGE FUND
   Notes to Financial Statements, December 31, 2002 (Unaudited)
--------------------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

   As of December 31, 2002, the Munder Funds (sometimes referred to as the "Funds") consisted of 36 portfolios, each of which is a series of The Munder Funds, Inc. ("MFI"), The Munder Funds Trust ("MFT"), The Munder Framlington Funds Trust ("Framlington"), St. Clair Funds, Inc. ("St. Clair"), or Munder @Vantage Fund ("@Vantage") (collectively, the "Munder Funds"). Information presented in these financial statements pertains only to the Munder @Vantage Fund (the "Fund"), the only series of @Vantage. @Vantage is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as a non-diversified, closed-end management investment company, and was organized as a Delaware business trust on April 7, 2000. The financial statements for the remaining Munder Funds are presented in separate reports.

   The preparation of financial statements in accordance with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

   Security Valuation: Securities are valued at the latest quoted sales price on the primary market or exchange where such securities are traded. Unlisted securities, or securities for which the latest sales prices are not available, are valued at the mean of the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, which approximates current market value, unless the Board of Trustees determines that such valuation does not constitute fair value at that time.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, December 31, 2002 (Unaudited) (continued)
--------------------------------------------------------------------------------

   Foreign Currency: The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars at the exchange rates prevailing at the end of each business day. Purchases and sales of investment securities and items of income and expense denominated in foreign currencies are translated on the respective dates of such transactions. Unrealized gains and losses resulting from changes in foreign currency exchange rates are included in the net change in unrealized appreciation/(depreciation) of foreign currency. Net realized gains and losses from foreign currency transactions include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses from security transactions.

   Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period in which the Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

   Security Transactions and Investment Income: For purposes of financial statement presentation, security transactions are recorded on a trade date basis. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date. Certain dividends from foreign securities are recorded as

MUNDER @VANTAGE FUND
   Notes to Financial Statements, December 31, 2002 (Unaudited) (continued)
--------------------------------------------------------------------------------

soon as a Fund is informed of the ex-dividend date if such information is obtained subsequent to the ex-dividend date. General expenses of the Munder Funds are allocated to each fund based upon the relevant driver of such expenses.

   Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually (if available) by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

   Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole.

   Federal Income Taxes: The Fund's policy is to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR, ADMINISTRATOR AND OTHER RELATED PARTY TRANSACTIONS

   For its advisory services, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly at an annual rate of 2.00% of the value of its average daily net assets.

   The Advisor is also the administrator for the Munder Funds. In its capacity as administrator, the Advisor is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the aggregate average daily net assets of all of the portfolios of MFI, MFT, Framlington, @Vantage and the Liquidity Plus Money Market Fund, a portfolio of St. Clair, as follows:

AGGREGATE NET ASSETS                                             FEE
----------------------------------------------------------------------
First $2.8 billion..........................................    0.141%
Next $2.2 billion...........................................    0.131%
Next $5.0 billion...........................................    0.129%
Next $2.5 billion...........................................    0.080%
Thereafter..................................................    0.070%

MUNDER @VANTAGE FUND
   Notes to Financial Statements, December 31, 2002 (Unaudited) (continued)
--------------------------------------------------------------------------------

   In its capacity as administrator, the Advisor is also entitled to receive a fee from the institutional portfolios of St. Clair based on their aggregate average daily net assets.

   For the period from June 1, 2002 through May 31, 2003, the Advisor has agreed to limit to $3.9 million the total amount it may receive in the aggregate from MFI, MFT, Framlington, St. Clair and @Vantage for its services as administrator, after payment of sub-administration fees to the Munder Funds' sub-administrators. For the period ended December 31, 2002, the Advisor earned $16,104 before payment of sub-administration fees and $10,688 after payment of sub-administration fees for its administrative services to the Fund.

   The Advisor voluntarily agreed to reimburse certain operating expenses of the Fund. The amount reimbursed during the period ended December 31, 2002 totaled $96,986.

   Comerica Inc. ("Comerica"), through its wholly-owned subsidiary Comerica Bank, owns approximately 97% of the Advisor. Comerica Bank provides certain sub-transfer agency and related services to the Fund. As compensation for the sub-transfer agency and related services provided to the Fund, Comerica Bank receives a fee of 0.01% of the aggregate average daily net assets of the Fund beneficially owned by Comerica Bank and its customers. Comerica Bank earned $1 for its sub-transfer agency and other related services provided to the Fund included in these financial statements for the period ended December 31, 2002.

   Each Trustee of the Fund is paid an annual retainer of $4,000 plus out-of-pocket expenses related to attendance at Board and Committee meetings. Each Director/Trustee of MFI, MFT, Framlington and St. Clair is paid an aggregate fee for services provided as a Board member. The fee consists of a $68,000 annual retainer ($90,000 for the Chairman) for services in such capacity, plus out-of-pocket expenses related to attendance at Board and Committee meetings. A Board member who is Chairman of a committee (Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee) also receives an annual retainer of $3,000 for such services. Directors/Trustees may elect to defer all or a portion of the fees earned under a deferred compensation plan. Under this plan, amounts deferred are valued as if they are invested in one or more of the Munder Funds selected by the Director/Trustee. These amounts are not, however, actually invested in shares of the Munder Funds, and the obligations of MFI, MFT, Framlington, St. Clair and @Vantage to make payments of deferred amounts are unsecured general obligations of the Munder Funds. No officer, director or employee of

MUNDER @VANTAGE FUND
   Notes to Financial Statements, December 31, 2002 (Unaudited) (continued)
--------------------------------------------------------------------------------

the Advisor, Comerica or any of Comerica's affiliates receives any compensation from the Fund, MFI, MFT, Framlington or St. Clair.

3. SHAREHOLDER SERVICING PLAN

   The Fund has a Shareholder Servicing Plan (the "Plan") under which the Fund pays brokers and dealers a shareholder servicing fee at the annual rate of 0.50% of the net asset value of the outstanding shares owned by customers of such brokers or dealers.

   Comerica Bank is among the Service Organizations who receive fees from the Fund under the Plan. For the period ended December 31, 2002, the Fund paid $48 to Comerica Bank for shareholder services provided to shareholders.

4. SECURITIES TRANSACTIONS

   Cost of purchases and proceeds from sales of securities, other than short-term investments and U.S. Government securities, were $4,468,534 and $5,844,301 respectively, for the period ended December 31, 2002.

   At December 31, 2002, aggregate gross unrealized appreciation for all securities for which there was an excess of value over financial reporting cost was $796,264 and aggregate gross unrealized depreciation for all securities for which there was an excess of financial reporting cost over value was $18,945,116 and net depreciation for financial reporting purposes was $18,148,852. At December 31, 2002, aggregate cost for financial reporting purposes was $41,081,906.

5. COMMON STOCK

   At December 31, 2002, the Fund was authorized to issue an unlimited number of $0.01 par value shares of beneficial interest.

   Each quarter, the Fund offers to repurchase a minimum of 5% of the number of shares outstanding on the date repurchase requests are due at current net asset value. The Fund's Board of Trustees may establish a larger percentage for any quarterly repurchase offer. However, the percentage will not be less than 5% or more than 25% of the shares outstanding on the date repurchase requests are due.

   Quarterly repurchase offers commence each January, April, July, and October; and will be completed in the following month.

MUNDER @VANTAGE FUND
   Notes to Financial Statements, December 31, 2002 (Unaudited) (continued)
--------------------------------------------------------------------------------

6. INDUSTRY CONCENTRATION

   The Fund intends to invest at least 65% of its total net assets in equity securities of U.S. and non-U.S. companies considered by the Advisor to significantly benefit from or derive revenue from the Internet, advances in communications technology, data processing technology and implementations thereof, generally known as Internet technologies. The value of such companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. The value of the Fund's shares may fluctuate more than shares of a fund investing in a broader range of industries.

   The Fund may invest up to 40% of its total assets in equity securities of privately owned Internet-related technology companies that plan to conduct an IPO within a period of several months to several years from the time the Fund makes its investment. These companies are referred to as venture capital companies. Venture capital companies represent highly speculative investments by the Fund. Of the Fund's venture capital investments, the Fund may also invest up to 20% of its total assets in securities of private investment funds that invest primarily in venture capital companies.

7. REVOLVING LINE OF CREDIT

   Effective December 18, 2002, the Munder Funds renewed a revolving line of credit with State Street Bank and Trust Company in which the Fund, and other Munder Funds, participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 5% of the value of the total assets of the Fund. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.10% per annum through December 17, 2003 on the daily amount of the unused commitment. During the period ended December 31, 2002, the Fund did not utilize the revolving line of credit. For the period ended December 31, 2002 total commitment fees for the Fund were $311.

8. COMMITMENTS

   The Fund invests in certain private placements that may require additional funding. The issuer of the private placement may also permanently reduce the outstanding funding at any time. At December 31, 2002, the Fund had total commitments to contribute $5,565,559 to various issuers when and if required.

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                                                                              17

BOARD OF TRUSTEES
             Charles W. Elliott, Chairman
             John Rakolta, Jr., Vice Chairman
             David J. Brophy
             Joseph E. Champagne
             Thomas D. Eckert
             Michael T. Monahan
             Arthur T. Porter
OFFICERS
             James C. Robinson, President
             Peter K. Hoglund, Vice President
             Elyse G. Essick, Vice President
             Stephen J. Shenkenberg, Vice President and Secretary
             Mary Ann Shumaker, Assistant Secretary
             Melanie Mayo West, Assistant Secretary
             Cherie N. Ugorowski, Treasurer
             David W. Rumph, Assistant Treasurer
             Bradford E. Smith, Assistant Treasurer
INVESTMENT ADVISOR & ADMINISTRATOR
             Munder Capital Management
             Munder Capital Center
             480 Pierce Street
             Birmingham, MI 48009
TRANSFER AGENT
             PFPC, Inc.
             4400 Computer Drive
             Westborough, MA 01581
SUB-ADMINISTRATOR & CUSTODIAN
             State Street Bank & Trust Company
             225 Franklin Street
             Boston, MA 02110
LEGAL COUNSEL
             Dechert LLP
             1775 I Street, N.W.
             Washington, D.C. 20006
INDEPENDENT AUDITORS
             Ernst & Young LLP
             200 Clarendon Street
             Boston, MA 02116

SANN@VAN1202